UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 12, 2013
Date of Earliest Event Reported:  March 12, 2013
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MAXIMUS, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-12997	54-1000588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1891 Metro Center Drive, Reston, Virginia	20190-5207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 251-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

 On March 12, 2013, Richard A. Montoni, Chief Executive Officer of MAXIMUS, and Bruce L. Caswell, General Manager of the Company’s Health Services Segment, presented at the Barclays Global Healthcare Conference in Miami.  Among other topics, they addressed the recent five-year, $264.3 million (CAD) extension of the Company's contract with the British Columbia Ministry of Health to deliver Health Insurance BC services until March 31, 2020.  A webcast of the presentation was open to the public.  The slides that accompanied that presentation are furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Presentation Slides of Richard A. Montoni and Bruce L. Caswell

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date:	March 13, 2013	By:	/s/ David R. Francis
David R. Francis
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Slides of Richard A. Montoni and Bruce L. Caswell